Exhibit 99.1
Investor Day CB&I 10 November 2010

Safe Harbor Statement This presentation contains forward-looking statements regarding CB&I and represent our expectations and beliefs concerning future events. These forwardlooking statements are intended to be covered by the safe harbor for forwardlooking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases, or expressions such as “achieve”, ''forecast’’, “plan”, “propose”, “strategy”, “envision“hope”,“will” “continue”, “potential” “expece “believe” , “anticipate”, “proJ“ect” , “estimate”, “predict” , “intend”, “should”, “could”, “may”, “might”, or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and “Forward-Looking Statements” described under “Risk Factors” in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2009, and any updates to those risk factors or “Forward-Looking Statements” included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.

Overview



Philip Asherman
President and Chief Executive Officer



Ron Ballschmiede
Chief Financial Officer



Lasse Petterson
Chief Operating Officer



Chip Ray
Executive Vice President



Dan McCarthy
President Lummus Technology



Wes Stockton
Chief Accounting Officer



Luke Scorsone
President CB&I Steel Plate Structures



David King
President CB&I Lummus

Today's Agenda

Overview

Break-out Sessions

- Lummus Technology
- CB&I Lummus
- CB&I Steel Plate Structures
- Finance

Panel Discussion/Lunch



Peter Hedges
Senior Group Vice President



Luciano Reyes
Vice President Treasurer



Pat Mullen
Senior Vice President Lummus Technology



Cesar Canals
Senior Vice President CB&I Steel Plate Structures



Mark Coscio
Vice President Corporate Planning



Christi Thoms
Manager Investor Relations

3

Historical (Since 2006) _____ ../ Diversify across strategic growth markets _____ ../ Expand scope of services _____ ../ Optimize portfolio mix risk profile _____ ../ Strengthen global processes, systems, and tools Key Strategies

(B&I Strategic Position 20% 40% 60% 80% 100% 0% L.. ..L. ..J 0% 100% 1— ~ 80% 0•>• “—,• 60% 0,”••” 0 40% ~ m-•0w 20% International Revenue

Diversification across Energy Infrastructure

Future (3 • 5 years) Focus Capitalize on unique global position I capabilities Stability Consistent recurring high margin eamings Growth Invest in strategic growth markets Profit Leverage flexible cost structure Key Strategies

· Dividend Reinstatement · 2010 Guidance Update · 2011 Forecast · 2011 Guidance Updated Guidance New Awards $4.0 to $4.5 billion Revenue $3.9 to $4.2 billion EP5 $1.90 to $2.05 Backlog Growth Sustainable Margins Project Mix Tax rate 5G&A Double Digit Growth New Awards $4.5 — $5.0 billion Revenue $4.3 — $4.7 billion EP5 $2.15 — $2.40

Agenda · CB&I website — Investor Relations · Presentation books and electronic copies · A, B, C, D group presentations

Investor Day Lummus Technology 10 November 2010

Lummus Technology — Organization Dan McCarflw President Lummus Technology Experience · Industry: 36 YfS. · lLmmus Toch: 36 YfS. Pal Mullen SeniorVP Lummus Technology Experience · Industry: 24 Y”‘. · Lummus Tech: 12 Y”‘. Sector Management with Significant Industry and Lummus Technology Experience

2010 YTD Operating Income $217.4 Million & Lummus Technology Established Business Breadth: · Gas Processing · Refining · Petrochemicals · Polymer Technologies Scope: · Licensed Technology · Engineering and Technical Services · Proprietary Catalysts · Specialty Equ,ipment Technology Contracts: · 11 Ethylene -18 Propylene · 22 Hydrocracker

Lummus Technology · Business Model Business Model Catalyst License Fee I Engineering Services Life Cycle Contract Value · Over 1,500 Patents and Patent Applications · Over 70 Commercialized Licensed Technologies · Four Research and Development Centers

Diversification across Energy Infrastructure

Saudi Arabia Advanced Petrochemical Company Facility

Saudi Arabia National Chevron Phillips Facility · $us 5 billion petrochemical complex to produce various polymers · Heart of complex is a 1.2 M MTA Lummus ethylene cracker and 200 KTA OCT unit · Complex planning. technology and engineering for the cracker and OCT, supply of ethylene heaters · Aftermarket services and catalyst supply

Lummus Technology — Representative Technology Licensing Landscape · Petrologislics Propylene (PDH) — Texas · Westlake Ethylene Revamp — Louisiana · Occidental Gas Processing — California - Reficar Delayed Cokef and Heater — Colombia Staatsohe Hydrocrack9r — Suriname Pemex Gasoline Desul lion — Mexico epc Ethylene, Heaters, and — a · Ning Bo Heyuan MTO & OCT — China IT’ o T1anjin Bohua Propylene (POH}- China · Honam Ethylene Revamp — Korea · PelJoChina Jilin EBISM — China · CAPC Butadiene -Indonesia · PelJoChina Urumqi Gasoline Desulfurizalion — China

Lummus Technology — Competitive Landscape Major Licensors, Competitors, Hydrocracking Competitors, and Polypropylene Competitors licensing Technology Catalyst Position Note The above represents Lummus Technology’s assessment of the Competitive Landscape Bubble Size represents Lummus Technology’s assessment of 2009 comparable Revenue Business Line Market Drivers

Petrochemicals · Growth in Ethylene, Propylene, and Butadiene Refining · Heavy Oil Upgrading, Growth in Distillate Demand, Transportation Fuel Specifications Gas Processing · Natural Gas Demand Growth, US Shale Gas Growth North America NaIIr.II Gas ProWction GfOwtll 2000-2020

Geographic Market Drivers Key Prospect Regions · Asia Pacific · Middle East · India · Russia Strong demand growth in non-OECD markets

Lummus Technology - Customers



40%
30%
20%
10%
0%
-10%
5-year CapEx Growth Rate
GAIL (India) Limited
IRPC
ecopetrol
Essar Oil
PetroChina
Rosneft Oil
Indian Oil
Petrotrin
Petronas
Siam Cement
OMV
Sidi Kerir
Suncor
LUKOil
PEMEX
Borealis
Mitsui Chem
PKN Orlen
PTT
Chevron
bp
Braskem
Sasol
BASF
TOTAL
REPSOL
Chevron Phillips
ConocoPhillips
Westlake Chem
VALERO
Addressable Market, Millions USD *
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000

*Addressable markets include midstream, downstream, and chemical/petrochemical

**Bubble size represents forecasted CapEx

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e.g. Methanal ta OIefins (MTO) Growth Axes of Lummus Technology Expand into New Markets Esl lisl>ed BlIsinns Brdth: · Gas Proces""'!j · Refining · PetrochemICals · ~erTechoolog"'s Scope: · Licensed Tethnology · Engineering and Teclwlical Se<vires · Proprietary CatoijlSts · Specialty Equipment e.g. Aromatics · Refining · Gas Processing · Petrochemicals / Polymer Technologies · Asia Pacific · Middle East · India, Russia

Conclusion · licensed Technology · Proprietary Catalysts · Specialty Equipment / Engineering and Technical Services · Growing Stability via Reoccurring Revenue Stream · Proven Well Differentiated Portfolio of Technologies · Expanding Portfolio of Technologies · Well Positioned in Areas of High Growth in Non-OECD Markets

Investor Day CB&I Lummus 10 November 2010

(B&I Lummus Organization DaVid Kiflg President CB&I Lummus F!<pgrjcqcG · Industry: 36 Y’S. · CB&I: 30 YfS. Peter Hedges Senior Group VP Strategic BusinGss Dev. CB&I Experience · Industry: 30 Y”‘. · C6&1: 2yrs. Sector Management with Significant Industry Experience

2010 YTD Operating Income $217.4 Million (B&I Lummus Established Business · LNG · Relining · Petrochemicals · Hydrogen Plants · Gas Processing · Oil & Gas · Syngas I Sulfur · Pipelines Recent Major Awards · Elk. Hills Gas Processing P1anl- $280M • NIS Refinery Modernization — S70M · PNG Gas Condilioning Plant — $16 • Pemis Diesel Hydrotrealer — $60M · Refinerla de Cartagena S.A — $l.4B

Diversification across Energy Infrastructure

CB&I Lummus – Representative Landscape



North America

- Elk Hills Gas Processing
- Golden Pass LNG
- Kearl Oil Sands Project

Europe Africa & Middle East

- Goliat FPSO Topsides
- Hydrocracker & Lube Plant
- INA Hydrocracker
- **Kashagan Full Field Development**
- **Nexen Buzzard**
- **NIS Refinery Modernization**
- **Pernis Diesel Hydrotreater**
- **Sasref Hydrotreater**
- **Yamal LNG**

South America

- Caribbean Refinery Upgrade
- Cartagena Refinery
- Chile LNG Regasification Terminal
- Peru Gas Processing Plant
- Peru LNG Liquefaction Project
- Modec Tupi II

Asia Pacific and Australia

- PNG Gas Plant
- Shell ECC

*Various Revamp projects in Refineries and Petrochemical Facilities around the World

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Project Execution Model Reports

Peru LNG Liquefaction Project The scope of this project includes the entire liquefaction plant including t\Vo LNG tanks. ship loading facilities, power generation. plant utilities and related buildings and systems · CB&J has built more than 40 LNG terminals and peak shaving facilities on a turnkey EPC basis · Safe Execution: 90% Nationals: 26 Nationalities

Colombia (Reficar) Refinery Project · The scope of this project includes the 150,000 BPSD full refinery processing facility as well as existing refinery upgrades in FCCU. · Units include: CDU. FCC. Coker. Hydrocracking. Hydrotrealing, Hydrogen. Sulfur Recovery, Alkylation, Power Generation. Wasle Water Treatment and Product Storage.

CB&I Lummus Competitors Comparison 0% 0% 20% 40% 60% 80% 100% Percentage (%) of International Revenue 2009 “Bubb” size ‘ep<esenls revenue reported by ENR, c..pilalIQ •

Macro Hydrocarbon Market Drivers · Growth in Demand of Natural Gas · Energy Security of Nations · Rising Influence of National Oil Companies · Import Substitution · Social Development · Downstream Investment Closely Follows GDP Growth

CB&I Lummus Opportunities Pipelines Petrochemical Gas Processinc Offshore Offshore Market Growth Offshore LNG 11% Gas Processing 1% Refining 1% Offshore 9% Petrochemicals 5% Oil Sand CB&I Offices Market growth represents annual growth (%)

CB&I Lummus Customers Major Integrated Oil Companies I Major National Oil Companies $6,000 $7,000 Addressable Markel, Millions USD’ $1,000 $2,000 $3,000 $4,000 $5,000 Addressable markets include midstream, downstream, and ctlemicaUpelrochemical Bubble size represents customer forecasted GapEx 12

CB&I Lummus Customers Other National Oil Companies & Independents $6,000 $7,000 Millions USD’ $3,000 $4,000 $5,000 Oil $2,000 $1,000 Addressable markets include midstream, downstream, and ctlemicaUpelrochemical Bubble size represents customer forecasted GapEx 13

CB&I Lummus Customers All Customers $6,000 $7,000 Millions USD’ $3,000 $4,000 $5,000 Oil $1,000 Addressable markets include midstream, downstream, and ctlemicaUpelrochemical Bubble size represents customer forecasted capEx ,.

Conclusion · LNG — Liquefaction and Regasification Facilities · Gas Processing · Oil Sands, Refining, Petrochemical Oil & Gas · Australia, Asia Pacific · Middle East, Caspian · Canada, Russia, CSA · Self Perform Construction, Negotiated Contacts · Front End Development to Position for EPC · Full Service EPC (FabricationfModularization) · Continued Growth into 2011- 2014 · CapEx Focused Into Specific Areas · Expansion and New Resource Development

Investor Day CB&I Steel Plate Structures 10 November 2010

CB&I Steel Plate Structures Organization Luke Scorsone Cesar Callais SeniorVP CB&I Steel Plate Structures Sector Management with Significant CB&I Steel Plate Structures Experience

2010 YTO Operating Income 5217.4 Million Established Business CB&I Steel Plate Structures Recent Major Awards Corrrenhooal Storage Tanks Temp I Cryogemc Storage Storage Term’na!s Pressure V...seIs Elevated Waler Storage Spec,ally Structures Nuclear · PNG LNG Storage Tanks — $l90M · Gorgon LNG — S55llM · GASCa LPG — S530M · PTP Crude Oil Storage Terminal- Sl00M · UGllNG Peaksha“ng Facility — Sl00M · RotHais Refrnery Expansion — $70M · Pluto Mechanical Erect”, — $5llM · RotNias and Inter Reliner,’ Storage — $100M UGI Pea~sha~ing Terminal Nuclear Power Plant Projects Terasen Gas Peak Shaving LNG Facility Elevated Water Storage Tanks

Representative Project Landscape Pearl GTl GASCa LPG Ruwals Relinery Expansion Ru.als arld Inter Relinery Asia Pacific and Australia PTP CrlJde OH Storage Terminal FLOPEC LPG Facility Gorgon LNG Project FUjian LNG Terminal ExpansIOn LNG StOfage Facility _____ .. Pluto Mechanical Erection

Diversification across Energy Infrastructure

Project Execution

China LNG Terminal Expansion Historical Project · Contract for CNOOC in FUjian Province. China · (4) 160,000 m3 Fe LNG Tanks and 3 MM TPA Import Terminal · CB&I has built more than 40 LNG terminals and peak shaving Facilities on a turnkey EPC basis,

Abu Dhabi Liquefied Petroleum (LPG) Storage Project Current Project · Six low Temperature Storage with Product Transfer System · GASCa (ADNOC), Ruwais Abu Dhabi ,UAE. · Contract Value $530 MM · Status: · Engineering/Procurement Nearing Completion · Field Construction Fully Mobilized and On Plan

Australia Liquefied Natural Gas (LNG) Storage Project Current Project · Two 120,000 LNG Storage Tanks. Three Condensate Tanks, and Mechanical Erection · Woodside. Karratha, Australia · Contract Value Excess S373 MM · Status: · Tanks Complete · Mechanical Work Ongoing

Nuclear Projects — Containment Vessels

Competitor Landscape International Revenue Bubble Size Represents Estimated 2009 Comparable Steel Plate Structure Revenue

Market Drivers Supply End Markets: · LNG / Low Temperature Storage and Associated Systems · Refinery Projects, Product Terminals, and General Industrial Storage · Water, Waste Water, Power and Mineral Processing Storage · Nuclear Power · Strong Demand Continues in Middle East, Asia, and Australia · USA Refiners Limiting (APEX · Domestic Elevated Water Storage and Conventional Storage Tank Projects

CB&I Steel Plate Structures Experience AustraliafNew Zealand , Experience: 75+ years ‘ Central & Soutl\America Experience: 75+ }(ears North America: Experience: 100+ years

CB&I Steel Plate Structures Customers Major Integrated Oil Companies I Major National Oil Companies Addressable Market, Millions USD Addressable markets include midstream, downstream Bubble size represents forecasted CapEx

CB&I Steel Plate Structures Customers Other National Oil Companies and Independents · Addressable markets include midstream, downstream, and ctlemica~’petrochemical Bubble size represents forecasted CapEx “

CB&I Steel Plate Structures Customers End Users Addressable Market, Millions USD Addressable markets include midstream, downstream, and ctlemicaUpelroctlemical Bubble size represents forecasted CapEx ‘”

Conclusion LNG / low Temperature Storage and Associated Systems · Refinery Projects, Product Terminals, and General Industrial Storage · Water, Waste Water, Power and Mineral Processing Storage · Nuclear Power · Middle East / Australia / Asia I Markets Expanding · US / Latin America / Sustainable Conventional Storage and Elevated Water Storage Markets including Fabrication · Global Risk Management and Proven Delivery Model · Continuously Improving Execution Efficiency · Strong local Knowledge, Global Systems, Experienced Personnel · Strong, Backlog Going into 2011 · Global Resources Deployed in Growth Markets · CAPEX Focused in Growth Areas

Investor Day Finance 10 November 2010

CB&I Finance and Accounting Wes Stockron Ron Ballschmiede Luciano Reyes Financial Management Team with Significant Experience

CB&I Revenue History 2009 2010 2011 Guidance Lummus Technology Acquisition Report by Sectors after 2007

Diversified Risk Adjusted Backlog Q4 2006 Backlog Q4 2008 Backlog Q3 2010 Backlog Other Hybrid Small Projects

Risk Adjusted and High Visibility Backlog Backlog Detail Q3 2010 Backlog Lummus Technology CB&I Steel Plate Structures CB&I Lummus Guidance · High quality backlog awarded in 2H of 2009 and 2010 · New awards provide visibility in 2011 and beyond

2010 Financial Overview Revenue $869 $916 $909 $2,694 Operating Income 69 71 78 217 79% 77% 86% 8.1% Net Income 42 47 52 141 Diluted EPS $0.42 $0.47 $0.52 $1.41 New Awards 560 916 893 2,369 Backlog 6,926 6,778 6,880 6,880 Cash 337 300 361 361 Note $ in millions, except Diluted EPS · Gross Profit: 03’10 of $120 million, or 13.2% · EBITDA: 03’10 of $95.5 million, or 10.5% · Share Repurchases: YTO’1 0 of $51.3 million. or 2.7 million shares at an average of $19.04

Five Years Operating Income Performance

Two Years Operating Income Performance

Sector Operational Performance Lummus Technology S80M • $100M Operating Income · Licensed technology · Heat transfer equipment · Proprietary catalysts CB&I Lummus 3% • 6% Operating Income · Engineering · Procurement · Module fabrication · Construction · Commissioning CS&I Steel Plate Structures 7% ·10% Operating Income · Engineering · Supply · Fabrication · Erection

Effective Financial Management · Focused SG&A Cost Control · Low Effective Tax Rate · Foreign Exchange / Commodity Management · Strong Balance Sheet · Significant Liquidity and Financial Flexibility · Shareholder Return

Focused SG&A Cost Control SG&A · 13% Decrease · Well Controlled · Ability to Leverage

Low Effective Tax Rate Note: Rate for 2008 and 2009 adjusted for non-benefited South Hook charges Tax Rate Drivers · Dutch Parent · Geographic Mix · Contracting Method · Tax Planning

Foreign Exchange / Commodity Management · Conservative and disciplined approach through: - Parity and escalation clauses - Risk management - Risk protection

Strong Balance Sheet Significant focus on cash generation and contract terms Contract Capital Contract Capital / Backlog

Significant Liquidity and Financial Flexibility · Private Placement · Revolving Credit Facility · Uncommined Facilities Strong Balance Sheet · Low debllevels · Approximately $1 billion of equity · Ability 10 de-lever Shareholder Return · Organic I Acquisition · Stock Buyback · Cash Dividends Financial Flexibility · Cash balances · Minimal leverage · Significant lender support Debt Equity Debt Equity

Summary · High Quality / Recent Backlog · Consistent Operating Performance · Effective Financial Management · Strong Cash Flow / Liquidity · Major backlog completion in 2010 · Growth acceleration in 2011 and 2012